Exhibit 10.1

Execution Version

OPTION AGREEMENT

This Option Agreement (this “Agreement”) among Golden Minerals Company (“Golden Minerals”) and Hecla Mining Company, located at 6500 N. Mineral Dr., Ste 200, Coeur d’ Alene, Idaho 83815 (“Hecla Mining”) is entered into and effective the 2nd day of August, 2017 (the “Effective Date”).

W I T N E S S E T H

WHEREAS, Minera William S.A. de C.V., a subsidiary of Golden Minerals (“William” and together with Golden Minerals, the “Company”) and Minera Hecla, S.A. de C.V., an indirect subsidiary of Hecla Mining (“Minera Hecla”, and together with Hecla Mining, “Hecla”) entered into a Master Agreement and Lease Agreement dated July 15, 2015, as amended July 1, 2016 (the “Lease Agreement”) in which Minera Hecla leases the Leased Premises (as defined in the Lease Agreement) from William;

WHEREAS, the parties hereto wish to grant to Hecla the option to extend the term of the Lease Agreement pursuant to the terms and conditions of this Agreement;

NOW THEREFORE, in consideration of the terms and conditions contained in this Agreement, the parties hereby agree as follows:

1.                                      Option.  For the consideration set forth below, the Company grants to Hecla Mining an option (the “Option”) to extend the Lease Term (as defined in the Lease Agreement) from January 1, 2019 to December 31, 2020 pursuant to the Second Amendment to the Lease Agreement in substantially the form attached hereto as Exhibit A, and executed by Minera Hecla and William concurrently with this Agreement (the “Second Amendment”).  The parties acknowledge and agree that entry into the Second Amendment is conditional upon execution of this Agreement and the consideration paid for the Option pursuant to the terms and conditions of this Agreement. For the avoidance of doubt, if Hecla Mining does not comply with the obligations set forth in Section 2(b)(i) below (regarding the purchase of the Consideration Shares), the Second Amendment shall become null and void; provided, however, if either William or Golden Minerals breaches this Agreement, then the Second Amendment shall continue in full force and effect.

2.                                      Option Consideration.

(a)                                 Consideration Overview. In consideration for granting the Option and entering into the Second Amendment, (i) Hecla Mining shall pay or cause to be paid to Golden Minerals US$1,000,000 in cash on the Effective Date (the “Cash Consideration”), and (ii) Hecla Mining shall purchase the Consideration Shares as provided in Section 2(b) below.

(b)                                 Consideration Shares.

(i)                                     Hecla Mining hereby agrees to purchase, and Golden Minerals hereby agrees to issue and sell, 1,811,015 shares of Common Stock, $0.01 par value per share, of

Golden Minerals (the “Consideration Shares”) at a price of $0.5522 per share, or US$1,000,000 in the aggregate (the “Consideration Shares Payment”).

(ii)                                  Golden Minerals agrees to issue to Hecla Mining, and Hecla Mining agrees to pay for, the Consideration Shares on the Effective Date, or as promptly as practical thereafter after approval by the NYSE American and Toronto Stock Exchange (the date of such issuance, being the “Issuance Date”).  Golden Minerals shall use its commercially reasonable efforts to obtain approval from the NYSE American and Toronto Stock Exchange no later than thirty (30) days following the Effective Date. On the Issuance Date, Golden Minerals shall deliver the Consideration Shares to Hecla Mining electronically via the DTC Direct Registration System in accordance with the instructions provided by Hecla Mining, or if such system is not available, by delivering certificate(s) representing the Consideration Shares in Hecla Mining’s name, in either case against delivery to Golden Minerals by Hecla Mining of the purchase price set forth in Section 2(b)(i) above.

(c)                                  Taxes. Hecla shall pay any applicable VAT taxes incurred in connection with this Agreement, the payment of the Cash Consideration or the issuance of the Consideration Shares. If Golden Minerals becomes obligated to pay any such taxes, Hecla shall promptly reimburse Golden Minerals for such amounts.

(d)                                 Hecla Mining’s obligation to consummate the transactions to be performed by it in connection with the purchase of the Consideration Shares is subject to the satisfaction of the following conditions:

(i)                                     Representations and Warranties. The representations and warranties of Golden Minerals contained in Section 4 hereof shall be true on and as of the Issuance Date.

(ii)                                  No Restraints. There shall not be any injunction, judgment, order, decree, ruling or charge in effect preventing the consummation of any of the transactions contemplated by this Agreement.

(ii)                                  Delivery of Shares.  Golden Minerals shall have delivered or caused to be delivered to Hecla Mining the Consideration Shares in the form described in Section 2(b)(ii) above.

(e)                                  Golden Mineral’s obligation to consummate the transactions to be performed by it in connection with the issuance of the Consideration Shares is subject to the satisfaction of the following conditions:

(i)                                     Representations and Warranties. The representations and warranties of Hecla Mining contained in Section 3 hereof shall be true on and as of the Issuance Date.

(ii)                                  No Restraints. There shall not be any injunction, judgment, order, decree, ruling or charge in effect preventing the consummation of any of the transactions contemplated by this Agreement.

(ii)                                  Payment for Shares.  Hecla shall have delivered or caused to be delivered to Golden Minerals the Consideration Shares Payment as described in Section 2(b)(i) above.

3.                                      Representation and Warranties of Hecla Mining.  Hecla Mining represents and warrants to Golden Minerals that the statements contained in this Section 3 are correct and complete as of the Effective Date and will be correct and complete as of the Issuance Date (as though made then and as though the Issuance Date were substituted for the Effective Date of this Agreement throughout this Section 3).

(a)                                 Organization and Good Standing. Hecla Mining is a corporation organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

(b)                                 Authorization. Hecla Mining has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform all of its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of Hecla Mining, enforceable in accordance with its terms and conditions. Hecla Mining does not need to give any notice to, make any filing with or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement. The execution, deliver and performance of this Agreement and all other agreements contemplated hereby have been duly authorized by Hecla Mining.

(c)                                  No Conflicts. Neither the execution and delivery by Hecla Mining of this Agreement nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with or result in a material breach or violation of:  (i) the organizational documents of Hecla Mining, (ii) the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which Hecla Mining is a party or bound or to which its property is subject, (iii) any statute, law, rule, or regulation, or (iv) any material judgment, writ, injunction, ruling, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over Hecla Mining or any of its material properties.

(d)                                 Investment Representations.

(i)                                     Hecla Mining represents, warrants and covenants to Golden Minerals as set forth below, and all such representations and warranties shall be true and correct as of the Effective Date and the Issuance Date, and shall survive the Issuance Date.

(ii)                                  Hecla Mining is acquiring the Consideration Shares as principal for investment solely for Hecla Mining’s own account and not for distribution, transfer or sale to others in connection with any distribution or public or private offering.

(iii)                               Hecla Mining has such knowledge, experience and skill in financial and business matters in general and with respect to investments of a nature similar to the Consideration Shares so as to be capable of evaluating the merits and risks of, and making an informed business decision with regard to, such investment.  Hecla Mining can bear the economic risk of an investment in Golden Minerals for an indefinite period of time, and can afford to suffer the complete loss thereof.

(iv)                              Hecla Mining is (i) an “Accredited Investor” as that term is defined in Rule 501 promulgated under the Securities Act (as defined below) and (ii) an “accredited investor” within the meaning of National Instrument 45-106 - Prospectus Exemptions of the Canadian Securities Administrators.

(v)                                 Hecla Mining maintains its principal place of business at the address shown in the preamble of this Agreement.

(vi)                              Hecla Mining acknowledges that at no time was it presented with or solicited through any leaflet, public promotional meeting, public advertisement or any other form of general advertising or general solicitation in connection with the offer and sale of the Consideration Shares.

(vii)                           Hecla Mining (i) has received all information that Hecla Mining deems necessary to make an informed investment decision with respect to the Consideration Shares; (ii) has had the opportunity to make such investigation as Hecla Mining desires pertaining to Golden Minerals and an investment in the Consideration Shares and to verify any information furnished to Hecla Mining; and (iii) has had the opportunity to ask questions of Golden Mineral’s representatives.

(viii)                        Hecla Mining has not relied upon any representations, warranties or agreements, other than those set forth in this Agreement.

(ix)                              Hecla Mining acknowledges that until registered pursuant to Section 4 below, (i) the Consideration Shares have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”) or other applicable securities laws, (ii) Consideration Shares will be “restricted securities” as defined in Rule 144 under the Securities Act, and (iii)  the Consideration Shares may not be sold, transferred, pledged or otherwise disposed except pursuant to an exemption from registration under the Securities Act or any applicable securities laws or an effective registration statement filed under the Securities Act.

(x)                                 Hecla Mining further acknowledges that it is aware that Golden Minerals is a domestic issuer under the Securities Act and that therefore the legend set forth below may not be removed in accordance with Rule 905 under the Securities Act.

(xi)                              It is understood that the certificate(s) or book entry evidencing the Consideration Shares will bear or include notification of the legend set forth below; provided, however, that the parties will work together in good faith to have such legends removed at such times as requested by Hecla and in accordance with applicable law; provided, further, that the parties acknowledge that the legends set forth in the first two paragraphs below only apply until the date ending four (4) months plus one day from the Issuance Date:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE DECEMBER [*], 2017.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON THE TSX

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO GOLDEN MINERALS COMPANY (THE “CORPORATION”), (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE U.S. SECURITIES ACT, (D) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND, IN THE CASE OF (C), (D) OR (E), THE HOLDER HAS PRIOR TO SUCH TRANSFER FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION.

(xii)                           Except as set forth on Schedule 1 hereto, as of the date hereof, neither Hecla Mining nor any of its affiliates (as used in this Agreement, the term “affiliate” shall have the meaning give it under Rule 12b-2 of the Exchange Act of 1934, as amended (“Exchange Act”)) is the beneficial owner of any Golden Minerals common stock.

(xiii)                        Hecla Mining acknowledges that the Consideration Shares have not been registered or qualified for distribution in any province or territory of Canada, and are not eligible for resale in Canada for a period ending four (4) months plus one day from the Issuance Date (the “Canadian Restricted Period”). Hecla Mining covenants and agrees that it will not, during the Canadian Restricted Period, sell or otherwise effect a trade of any of the Consideration Shares to any person resident in Canada, other than in a transaction made in compliance with the prospectus and registration requirements of applicable Canadian securities laws or which otherwise is made in reliance on any available exemption therefrom. Hecla Mining acknowledges that Golden Minerals may be required to file a report with the Canadian securities commissions or other securities regulatory authorities containing personal information about Hecla Mining, including its full name, address and telephone number, the number and type of securities purchased, the total purchase price paid for the securities, the date of the closing and the exemption relied upon under applicable Canadian securities laws to complete such purchase.

4.                                      Representation and Warranties of Golden Minerals.  Golden Minerals represents and warrants to Hecla Mining that the statements contained in this Section 4 are correct and complete as of the Effective Date and will be correct and complete as of the Issuance Date (as though made then and as though the Issuance Date were substituted for the Effective Date of this Agreement throughout this Section 4).

(a)                                 Organization and Good Standing.  Each of Golden Minerals and William is a corporation organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

(b)                                 Authorization.  Each of Golden Minerals and William has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform all of its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of each of Golden Minerals and William, enforceable in accordance with its terms and conditions. Except for approval of the listing of the Consideration Shares by the NYSE American and Toronto Stock Exchange, neither Golden Minerals nor William need give any notice to, make any filing with or obtain any authorization, consent, or approval of any government or governmental agency or stock exchange in order to consummate the transactions contemplated by this Agreement. The execution, delivery and performance of this Agreement and all other agreements contemplated hereby have been duly authorized by Golden Minerals and William.

(c)                                  No Conflicts. None of the sale of the Consideration Shares, the execution and delivery by Golden Minerals of this Agreement and the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with or result in a material breach or violation of:  (i) the organizational documents of Golden Minerals or William, (ii) the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which Golden Minerals or William is a party or bound or to which its property is subject, (iii) any statute, law, rule, or regulation, or (iv) any material judgment, writ, injunction, ruling, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over Golden Minerals or William or any of their material properties.

(d)                                 Validity of Shares. The Consideration Shares being sold hereunder by Golden Minerals have been duly and validly authorized and when issued for full payment therefore, will be fully paid and nonassessable.  If delivered in certificated form, the certificates for the Consideration Shares are in valid and sufficient form.

(e)                                  No Vote Required.  No vote of the holders of any class or series of capital stock of Golden Minerals or William is necessary to approve or adopt this Agreement or the transactions contemplated hereby.

(f)                                   Golden Minerals’ Public Filings.  To the best of Golden Mineral’s knowledge, none of Golden Minerals’ filings in 2015 and 2016 under the United States and Canadian securities laws, when they were filed, contained any material misstatements or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made not misleading.  To the best of Golden Mineral’s knowledge, after reasonable investigation, none of Golden Minerals’ filings in 2017 under the United States and Canadian securities laws contain any material misstatements or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made not misleading.

5.                                      Covenants of Golden Minerals.

(a)                                 Rule 144 Information.   For such period as Hecla Mining or one of its affiliates holds any Consideration Shares or Registrable Securities, Golden Minerals shall use commercially reasonable efforts to file all reports required to be filed by it under the Securities Act, the Exchange Act and the rules and regulations thereunder and shall take such further action to the extent required to enable Hecla Mining or its affiliate to sell such securities pursuant to Rule 144.

(e)                                  Indemnification by Golden Minerals and William.  Golden Minerals and William shall jointly and severally indemnify and hold harmless Hecla Mining and its affiliates, officers, directors, employees, and the officers, directors and employees of its affiliates, to the fullest extent permitted by applicable law, from and against any and all losses, expenses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses, as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (in each case, other than with respect to any information provided by Hecla specifically for inclusion in such Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus) or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement.  Golden Minerals shall notify Hecla Mining promptly of the institution, threat or assertion of any action, suit, proceeding, investigation or claim that is made or threatened against any of Golden Minerals, William or Hecla Mining arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

6.                                      Resale Registration.

(a)                                 Golden Minerals shall prepare and file with the U.S. Securities and Exchange Commission (the “SEC”), as soon as reasonably practicable after the Issuance Date, but in no event more than 90 (ninety) days after such date, a Registration Statement (the “Initial Resale Registration Statement”) registering the resale from time to time by Hecla Mining of all of the Registrable Securities.  The Initial Resale Registration Statement shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by Hecla Mining in accordance with the methods of distribution set forth in any prospectus that is part of the Initial Resale Registration Statement, as amended by any prospectus supplement or post-effective amendment thereto.  Golden Minerals shall use its commercially reasonable efforts to promptly respond to comments from the SEC regarding the Initial Resale Registration Statement, to cause the Initial Resale Registration Statement to be declared effective under the Securities Act no later than the date that is six (6) months from the Issuance Date (the “Effectiveness Deadline Date”), and to keep the Initial Resale Registration Statement (or any Subsequent Resale Registration Statement, as defined below) continuously effective under the Securities Act until the expiration of the Effectiveness Period.

(b)                                 If the Initial Resale Registration Statement or any Subsequent Resale Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period, Golden Minerals shall use its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within thirty (30) days of such cessation of effectiveness amend the Resale Registration Statement in a manner reasonably expected by Golden Minerals to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Resale Registration Statement covering all of the securities that as of the date of such filing are Registrable Securities (a “Subsequent Resale Registration Statement”).  If a Subsequent Resale Registration Statement is filed, Golden Minerals shall use commercially reasonable efforts to cause the Subsequent Resale Registration Statement to become effective as promptly as is reasonably practicable after such filing, and to keep such Registration Statement (or Subsequent Resale Registration Statement) continuously effective until the end of the Effectiveness Period.

(c)                                  Golden Minerals shall supplement and amend the Initial or any Subsequent Resale Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by Golden Minerals for such Resale Registration Statement, if required by the Securities Act.

(d)                                 Upon (i) the issuance by the SEC of a stop order suspending the effectiveness of the Resale Registration Statement or the initiation of proceedings with respect to the Resale Registration Statement under Section 8(d) or 8(e) of the Securities Act, (ii) the occurrence of any event or the existence of any fact (a “Material Event”) as a result of which any Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (including, in any such case, as a result of the non-availability of financial statements), or (iii) the occurrence or existence of any development, event, fact, situation or circumstance relating to Golden Minerals, including its affiliates, that, in the reasonable judgment of Golden Minerals’ legal counsel, makes it advisable to suspend the availability of the Resale Registration Statement and the related Prospectus for a period of not more than 60 days, (A) in the case of clause (ii) above, subject to the next sentence, as promptly as is reasonably practicable prepare and file a post-effective amendment to such Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Registration

Statement and Prospectus so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to a Registration Statement, subject to the next sentence, use commercially reasonable efforts to cause it to be declared effective as promptly as is reasonably practicable, and (B) give notice (via facsimile, telephone or electronic mail followed by a written notice by internationally recognized overnight courier) to Hecla Mining that the availability of the Resale Registration Statement is suspended (which notice will not disclose the content of any material non-public information) and will indicate the date of the beginning and end of the intended suspension, if known) (a “Deferral Notice”) and, upon receipt of any Deferral Notice, Hecla Mining agrees not to sell any Registrable Securities pursuant to the Registration Statement until Hecla Mining’s receipt of copies of the supplemented or amended Prospectus provided for in clause (A) above, or until it is advised in writing by Golden Minerals that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.  Golden Minerals will use commercially reasonable efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (i) above, as promptly as is reasonably practicable, (y) in the case of clause (ii) above, as soon as, in the sole reasonable judgment of Golden Minerals, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of Golden Minerals or its affiliates or, if necessary to avoid unreasonable burden or expense, as soon as reasonably practicable thereafter and (z) in the case of clause (iii) above, as soon as, in the reasonable judgment of Golden Minerals legal counsel, such suspension is no longer advisable.

(e)                                  For purposes of this Agreement, the terms set forth below have the following meaning:

(i)                                     “Effectiveness Period” means the period commencing on the date the Registration Statement becomes effective and ending on the date that all Registrable Securities have ceased to be Registrable Securities.

(ii)                                  “Prospectus” means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 415 promulgated under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Prospectus.

(iii)                               “Registrable Securities” means the Consideration Shares until, in the case of such securities, the earlier of (i) the sale of such security pursuant to Rule 144 under the Securities Act or pursuant to an effective registration statement registering such security for resale, or (ii) the first date on which the Registrable Securities may be sold pursuant to Rule 144 without being subject to the volume restrictions or manner of sale set forth in Rule 144(e), (f) and (g) of the Securities Act.

(iv)                              “Registration Statement” means any registration statement of Golden Minerals that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such registration statement.

(v)                                 “Resale Registration Statement” means the Initial Resale Registration Statement and any Subsequent Resale Registration Statements.

7.                                      Fees and Expenses.  Each party shall be responsible for their respective fees, including legal and other fees and expenses incurred in connection with Agreement.  Golden Minerals shall be responsible for all expenses in connection with the actions contemplated by Section 5 herein and the registration of the Registrable Securities pursuant to the Registration Statement

8.                                      Governing Law.  This Agreement AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.  Each party hereto hereby irrevocably submits for purposes of any action arising from this Agreement to the jurisdiction of the federal or state courts located in Denver, Colorado.

9.                                      Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

10.                               Counterparts.  This Agreement may be executed in a number of counterparts which when executed by the parties shall be deemed to be one Agreement.  Evidence of execution will be acceptable by electronic transmission (PDF).

* * * * *

IN WITNESS WHEREOF, the parties hereto have signed and accepted the terms and conditions of this Agreement.

GOLDEN MINERALS COMPANY		HECLA MINING COMPANY

By:	/s/ Warren M. Rehn	By:	/s/ Phillips S. Baker, Jr.

Print Name:	Warren M. Rehn	Print Name:	Phillips S. Baker, Jr.

Title:	President & CEO	Title:	President & CEO
Date:	August 2, 2017	Date:	August 2, 2017

Exhibit A

Second Amendment to Master Agreement and Lease Agreement

(see attached.)